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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 4, 1998
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                     Mechanical Technology Incorporated
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           (Exact name of registrant as specified in its charter)


                                 New York
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       (State or other jurisdiction of incorporation or organization)


         0-6890                                      14-1462255
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 (Commission File Number)             (I.R.S. Employer Identification No.)


968 Albany-Shaker Road, Latham, New York                      12110
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (518) 785-2211
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Item 5.   Other Events.

     Plug Power, LLC ("Plug Power"), a joint venture between Mechanical Technology Incorporated and DTE Energy Company, recently received preliminary approval from its Board of Managers concerning its understanding with GE Power Systems, to brand, market and distribute Plug Power's residential fuel cells through a joint venture marketing subsidiary ("GE Joint Venture"). Negotiations concerning the GE Joint Venture are progressing, however, certain key business terms remain unresolved. There is no assurance these business terms will be resolved or that the transactions contemplated by the GE Joint Venture will be successfully completed. Below is a press release issued by Plug Power and GE Power Systems on September 10, 1998, announcing their intention to enter into the GE Joint Venture.

Press Release

                     GE POWER SYSTEMS, PLUG POWER FORMING

            "GE FUEL CELL SYSTEMS" TO MARKET FUEL CELLS WORLDWIDE

SCHENECTADY, NY (Date) - GE Power Systems and Plug Power have signed a memorandum of understanding to form "GE Fuel Cell Systems," a joint venture that will sell, install and service Plug Power-designed and manufactured fuel cell systems. Today's announcement follows Plug Power's recent demonstration of a prototype residential fuel cell system that produces more than enough power to meet the energy requirements of an average-sized home.

Under the terms of this understanding, GE Fuel Cell Systems will distribute Plug Power fuel cells for residential and small commercial power applications. GE will be Plug Power's exclusive distributor for fuel cell systems worldwide, except for Michigan, Indiana, Ohio and Illinois. As part of its fuel cell commercialization approach, GE plans to partner with a select number of gas distribution companies, electric utilities, electric service companies and power marketers. All fuel cell products sold by GE will carry both the GE and Plug Power brands.

"Commercializing innovative new technologies is part of our strategy to build the GE brand across a wider range of product and service solutions for the entire energy industry," said Robert L. Nardelli, president and chief executive officer of GE Power Systems.

Fuel cells offer a clean, quiet and cost-effective alternative for customers looking to eliminate the cost and inconvenience associated with unexpected power outages. In many areas, fuel cells also will provide an attractive alternative to grid-supplied power, with 3 to 5 year paybacks possible.

Fuel cells operate by converting fuels such as natural gas or propane to electricity through an electrochemical process, rather than combustion. The benefits of fuel cells include high electrical efficiency and reliability, low operating and maintenance costs, and near zero emissions of particulate matter and other pollutants. Fuel cell systems can be sized to match




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consumers' specific energy requirements.

"Plug Power's mission has always been to bring to market the highest quality line of fuel cell power systems, and provide world-class customer support," said Gary Mittleman, Plug Power president and CEO. "Partnering with GE gives us access to the technical expertise, market presence, service infrastructure and brand recognition of the world's leading energy technology and services company."

In June, Plug Power demonstrated its proprietary Plug Power 7000, a 7-kilowatt (kW) residential power system. The demonstration marked the first time a fuel cell has been used to meet a home's complete electricity requirements. The sale of test units is expected to begin early next year, followed by commercial units in the year 2000.

Plug Power said that its initial units will operate on natural gas, propane or methanol and can achieve 40% electrical efficiency in simple-cycle operation. When excess heat generated by the fuel cell is captured and re-used, overall efficiency can reach 70% - 85%. To date, fuel cells have not been a desirable option for on-site power generation due to their relatively high cost. Prices are expected to fall dramatically, however, as production volumes increase and manufacturing efficiencies are achieved. In mass production, a residential fuel cell system is expected to retail for $3,000-5,000. At these prices, fuel cells can generate electricity at 7-10 cents per kilowatt hour, depending on the fuel costs in a given market.

About Plug Power
     Based in Latham, NY, Plug Power is a joint venture between DTE Energy Company (NYSE:DTE), parent company of Michigan's largest utility, and Mechanical Technology Inc. (OTC BB: MKTY), an early developer of fuel cell technologies. Plug Power was formed to develop and manufacture fuel cells for electric power generation in residential and automotive applications. Formed in June 1997, Plug Power has grown from 22 to more than 135 employees, and expects to expand to 300 when it begins mass manufacturing of commercial units. The National Energy Resources Organization awarded Plug Power the 1998 Research and Development Award for its fuel cell breakthroughs.

About GE Power Systems
     GE Power Systems is one of General Electric's major businesses and is the world's leading supplier of power generation technology, energy services and energy management systems. GE Power Systems serves customers globally through a network of local offices and service centers.

The MOU with Plug Power is the latest in a series of actions by GE to broaden its participation in the small power generation market. In 1994, GE acquired Nuovo Pignone, an Italian-based manufacturer of small gas turbines, pumps and compressors. In early 1998, GE completed the acquisition of Stewart & Stevenson's Gas Turbine Division, which has significant experience in packaging and servicing small power generation equipment. That business now is known as S&S Energy Products. In May 1998, GE entered into a distribution agreement with Elliott Energy Systems, which provides GE global rights to sell and service Elliott's line of Turbo Alternatorsr. With the Plug Power relationship, GE's portfolio of power generation products will extend from 7 kW up to 450 megawatts (450,000 kW).



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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MECHANICAL TECHNOLOGY INCORPORATED


Date: September 10, 1998               By:   /s/ Cynthia A. Scheuer
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                                           Cynthia A. Scheuer
                                           Chief Financial Officer